SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ( X )
Filed by a Party other than the Registrant ( )
Check the appropriate box:
(   ) Preliminary Proxy Statement
( X ) Definitive Proxy Statement
(   ) Definitive Additional Materials
(   ) Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12
(   ) Confidential, For Use of the Commission Only (as permitted by Rule
          14a-6(e)(2))

                            COLONIAL COMMERCIAL CORP.
                (Name of Registrant as Specified In Its Charter)

                   James W. Stewart, Executive Vice President
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
( X )  No fee required.
(   )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)       Title of each class of securities to which transaction applies:
              ..................................................................

       2)       Aggregate number of securities to which transaction applies:
              ..................................................................

       3)       Per unit price or other underlying value of transaction
                computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:
                ................................................................

       4)       Proposed maximum aggregate value of transaction:
              ..................................................................

       5)       Total fee paid:
              ..................................................................

(   )  Fee paid previously with preliminary materials.
(   )  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)       Amount Previously Paid:
              ................................

       2)       Form, Schedule or Registration Statement No.:
              ................................

       3)       Filing Party:
              ................................

       4)       Date Filed:
              ................................

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  JUNE 13, 2001

         To the shareholders of Common Stock and Convertible Preferred Stock:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Colonial Commercial Corp. will be held at the Holiday Inn, Rockville Centre, New York on June 13, 2001 at 10:30 A.M. local time, for the following purposes:

         1. To elect five Common Stock directors to serve for the term set forth in the accompanying proxy statement.

         2. To elect four Preferred Stock directors to serve for the term set forth in the accompanying proxy statement.

         3. To consider and act upon a proposal to ratify the selection by the Company's Board of Directors of KPMG LLP as the independent public accountants of the Company for the fiscal year ending December 31, 2001.

         4. To transact such other business as may properly come before the meeting or any adjournments thereof.

         Only shareholders of record of shares of Common Stock and Convertible Preferred Stock at the close of business on April 27, 2001 are entitled to notice of and to vote at the meeting. Only shareholders of shares of Common Stock will be entitled to vote for the election of Common Stock directors and only shareholders of Convertible Preferred Stock will be entitled to vote for the election of Preferred Stock directors.

         A proxy statement and proxy form are enclosed herewith. A copy of the Company's Annual Report, including consolidated financial statements, has been mailed to all shareholders with this Notice of Annual Meeting.

                                             By Order of the Board of Directors,
Levittown, New York                                             James W. Stewart
April 27, 2001                                                         Secretary

--------------------------------------------------------------------------------
IMPORTANT

You are cordially invited to attend the Annual Meeting. Whether or not you are planning to attend, please sign, date and return the accompanying proxy as soon as possible. A postage-paid, self-addressed envelope is enclosed for your convenience.

--------------------------------------------------------------------------------

                            COLONIAL COMMERCIAL CORP.
                      3601 HEMPSTEAD TURNPIKE, SUITE 121-I
                         LEVITTOWN, NEW YORK 11756-1315

                         ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held On June 13, 2001

Proxy Statement
---------------

         This proxy statement is furnished in connection with the solicitation of proxies, in the form enclosed herewith, by the Board of Directors of Colonial Commercial Corp. (the Company), for use at the Annual Meeting of Shareholders to be held on June 13, 2001 at the Holiday Inn, Rockville Centre, New York 11570 at 10:30 A.M., or any adjournments thereof. This proxy statement and the enclosed form of proxy have been mailed to shareholders on or about May 1, 2001.

         All shares represented by a properly executed, unrevoked proxy received in time for the meeting will be voted in accordance with the directions specified thereon and, as to any other matter properly coming before the meeting (none of which is presently known to the Board of Directors), in accordance with the judgment of the persons designated as proxies. Each proxy given by a shareholder may be revoked by him at any time prior to exercise by written notice to the Secretary of the Company.

         Only holders of Common Stock may vote with respect to the election of Common Stock directors. Any proxy received from a holder of Common Stock on which no direction is specified will be voted in favor of the nominees for election as Common Stock directors listed in this proxy statement.

         Only holders of Convertible Preferred Stock may vote with respect to the election of Preferred Stock directors. Any proxy received from a holder of Convertible Preferred Stock on which no direction is specified will be voted in favor of the nominees for election as Preferred Stock directors listed in this proxy statement.

         Holders of Common Stock and Convertible Preferred Stock both may vote on the ratification of the selection of KPMG LLP as the Company's independent public accountants. Any proxy received from a holder of Common Stock and Convertible Preferred Stock on which no direction is specified will be voted in favor of the ratification of the selection of KPMG LLP as the Company's independent public accountants.

         The cost of solicitation of proxies will be borne by the Company. Proxies will be solicited personally by the officers, directors or regular employees of the Company, who will not be compensated for such services.

         A copy of the Company's Annual Report, including consolidated financial statements for the fiscal year ended December 31, 2000, has been mailed with this proxy statement to each holder of shares of Common Stock and Convertible Preferred Stock of record at the close of business on April 27, 2001, the record date fixed by the Board of Directors for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting.

         On such record date, the Company had 1,603,659 outstanding shares of Common Stock and 1,464,387 shares of Convertible Preferred Stock. Each share of Common Stock is entitled to one vote for the election of Common Stock directors, and each share of Convertible Preferred Stock is entitled to one vote for the election of Convertible Preferred Stock directors. Each share of Common Stock and each share of Convertible Preferred Stock is entitled to one vote on the ratification of the selection of KPMG LLP as the Company's independent public accountants, and on any other matter which may be properly presented at the meeting. The presence at the meeting in person or proxy, of the holders of one-third of the outstanding shares of Common Stock and one-third of the outstanding shares of Convertible Preferred Stock is necessary to constitute a quorum.

         The current members of the Company's Board of Directors, who have indicated that they intend to vote in favor of all of the Company's proposals, own 158,111 shares (9.9 %) of Common Stock and 183,020 shares (12.5 %) of Convertible Preferred Stock. (See Security Ownership of Certain Beneficial Owners and Management.)

         Election of Directors
         ---------------------

         The Company's Restated Certificate of Incorporation provides for the Board of Directors to be composed of two classes. One class of four directors is to be elected only by the holders of the Company's Convertible Preferred Stock and the other class of five directors is to be elected only by the holders of the Company's Common Stock. All directors will hold office for one year until the Annual Meeting next following their election and until their respective successors shall be elected and shall qualify.

         Unless authority to vote for the proposed slate of directors or any individual director is withheld, all shares represented by the accompanying proxy received from a holder of Common Stock will be voted for the election of Messrs. Gerald S. Deutsch, Bernard Korn, Paul Selden, Carl L. Sussman and James
W. Stewart and all shares represented by the accompanying proxy received from a holder of Convertible Preferred Stock will be voted for the election of Messrs. Jack Rose, Ronald Miller, William Koon and William Pagano. The Company has no reason to believe that any of the nominees will become unavailable to serve as a director for any reason before the Annual Meeting. However, in the event that any of them shall become unavailable, the persons designated as proxies reserve the right to substitute another person of their choice when voting at the Annual Meeting.

         There are no family relationships among the directors, nominees or executive officers nor any arrangement or understanding between any such director or nominee and any other person pursuant to which any director or nominee was selected as such.

         The following table contains certain information with respect to each nominee for election as a member of the Board. The information as to principal occupation is in each instance based upon information furnished by each person. The term of each director elected at the meeting will expire at the 2002 Annual Meeting of Shareholders.

                                    Principal                 Year First Elected
Name                     Age        Occupation                     as Director
--------------------------------------------------------------------------------

Nominees for Election as
Common Stock Directors:

Gerald S. Deutsch        64         Certified Public                  1988
                                    Accountant and Attorney

Bernard Korn             76         Chairman of the Board,            1964
                                    President and Chief Executive
                                    Officer of the Company

Paul Selden              56         President of Atlantic             1997
                                    Hardware and  Supply
                                    Corporation

Carl L. Sussman          76         Private Investor                  1964

James W. Stewart         54         Executive Vice President,         1982
                                    Treasurer and Secretary
                                    of the Company

Nominees for Election
as Convertible Preferred
Stock Directors:

Jack Rose                82         Private Investor                  1983

Ronald Miller            57         Partner, Miller                   1983
                                    & Hearn, Attorneys at Law

William Koon             71         President, Lord's Enterprises,    1983
                                    Grain Merchants

William Pagano           61         President of Universal            2001
                                    Supply Group, Inc.

         Security Ownership of Certain Beneficial Owners and Management
         --------------------------------------------------------------

         The following table sets forth, as of April 27, 2001, information with respect to equity ownership by directors of the Company, holders of over 5% of a class of stock and of directors and officers of the Company as a group.

                        Common Stock**             Convertible Preferred Stock
                        --------------             ---------------------------

                         Amount and                       Amount and
                         Nature of                        Nature of
Name of Beneficial       Beneficial           Percent     Beneficial     Percent
Owner                    Ownership*           of  Class   Ownership     of Class
--------------------------------------------------------------------------------

Gerald S. Deutsch         12,900    (1)  (2)     (3)         --             --

William Koon              23,082    (4)  (2)   1.26%        11,259          (3)

Bernard Korn             138,561    (5)  (2)   7.53%       119,694         8.17%

Ronald H. Miller          12,000         (2)     (3)         3,696    (6)   (3)

William Pagano            17,000         (2)     (3)          --            --

Jack Rose                 36,196         (2)   1.97%        48,371         3.30%

Paul Selden               50,365    (7)  (2)   2.74%          --            --

James W. Stewart          49,000         (2)   2.66%          --            --

Carl L. Sussman           54,507    (8)  (2)   2.96%          --            --

All directors and
officers as a group      393,611         (2)  21.40%       183,020        12.50%


* For the purposes of this table, "Beneficial Ownership" is defined as set forth in rule 13d-3 under the Securities Exchange Act of 1934, as amended. Except as set forth in the following notes, each person listed in the table has sole voting and sole investment power with respect to the shares of Common Stock listed in the table.

** The shares of Common Stock listed in the table do not reflect the conversion of the Company's Convertible Preferred Stock. If all of such Convertible Preferred Stock were to be converted, the percentage of ownership of Mr. Korn, and all directors and officers as a group would be 7.82% and 17.45%, respectively.

(1) Includes 1,500 shares of Common Stock owned by Mr. Deutsch's wife, of which shares Mr. Deutsch disclaims beneficial ownership.

(2) Includes 87,000, 45,000, 45,000, 4,000 and 6,500 common shares subject to options which are exercisable within 60 days held by Messrs. Korn, Stewart, Selden, Pagano and Deutsch, respectively, and 12,000 common shares, subject to options, which are exercisable within 60 days held by each of Messrs. Sussman, Koon, Rose and Miller and 235,500 common shares subject to options, which are exercisable within 60 days held by all directors and officers as a group.

(3) Messrs. Deutsch, Miller, Pagano, and Koon each are the beneficial owners of less than one percent of the Company's outstanding securities, excluding securities held by, or for the account of, the Company or its subsidiaries, plus securities deemed outstanding pursuant to Rule 13d-(3)-(d)(1) of the Exchange Act. As a result, their respective percentages of ownership have not been disclosed.

(4) Includes 10,600 shares of Common Stock and 5,000 shares of Convertible Preferred Stock owned by Mr. Koon's wife, of which shares Mr. Koon disclaims beneficial ownership.

(5) If Mr. Korn were to convert his Convertible Preferred Stock, his percentage of ownership of Common Stock would be 13.18%.

(6) Includes 2,803 shares of Convertible Preferred Stock owned by Mr. Miller's wife, of which shares Mr. Miller disclaims beneficial ownership.

(7) Includes 2,915 shares of Common Stock owned jointly by Mr. Selden and his wife.

(8) Includes 42,507 shares of Common Stock owned jointly by Mr. Sussman and his wife.


Information Concerning Operation of the Board of Directors and Committees
-------------------------------------------------------------------------

During the year ended December 31, 2000, the Board of Directors had four meetings. All of the directors were present at all of such meetings during the period they served as directors, except for Jack Rose who was absent from the November 9, 2000 meeting and James W. Stewart, who was absent from the March 21, 2000 meeting.

The Board of Directors has an Audit Committee, a Convertible Preferred Stock Directors Nominating Committee and a Common Stock Directors Nominating Committee. The Board does not have a Compensation Committee, or any other committee of the Board of Directors performing equivalent functions.

The members of the Audit Committee are Messrs. Ronald Miller (Chairman), Jack Rose, William Koon and Carl L. Sussman. This committee met four times during 2000. The Board of Directors has determined that each of the four members of the Audit Committee is independent and able to read and understand fundamental financial statements in accordance with the rules of the National Association of Securities Dealers.

The members of the Convertible Preferred Stock Directors Nominating Committee are Messrs. Jack Rose (Chairman), Ronald Miller and William Koon. This committee met once during 2000 and is responsible for recommending to the Board of Directors, the names of qualified persons to be nominated for election as directors of Colonial Commercial Corp., who are to be elected by the holders of the Convertible Preferred Stock.

The members of the Common Stock Directors Nominating Committee are Messrs. Korn, Sussman and Stewart. This committee met once during 2000 and is responsible for recommending to the Board of Directors, the names of qualified persons to be nominated for election as directors of Colonial Commercial Corp., who are to be elected by the holders of the Common Stock.



                             AUDIT COMMITTEE REPORT


         The following Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

         During 2000, the Audit Committee of the Board of Directors developed a written charter for the Committee that was approved by the Board of Directors. The complete text of the charter is reproduced in the appendix to this proxy statement.

         The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issuing a report thereon. As set forth in more detail in the charter, the Audit Committee's responsibility is to monitor and oversee these processes.

         In connection with these responsibilities, the Audit Committee met with management and the Company's independent auditors, KPMG LLP, to review and discuss all financial statements included in the Company's quarterly and annual reports for the year ended December 31, 2000 (the "Financial Statements") prior to their issuance and to discuss significant accounting issues. Management has advised us that the Financial Statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the Financial Statements with both management and the independent auditors. Our review included discussions with the independent auditors of matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         The Audit Committee also received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

         Finally, the Audit Committee continued to monitor the integrity of the Company's financial reporting processes and its internal procedures and controls.

         Based upon the Audit Committee's discussions with management and the independent accountants and the Audit Committee's review of the representations of management and the independent accountants, the Audit Committee recommended to the Board of Directors that the Company's audited financials statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

                         Members of the Audit Committee

       Ronald H. Miller (Chairman)                    Jack Rose
       William Koon                                   Carl L. Sussman

Executive Officers of the Company
---------------------------------

The names, ages and positions of the Company's executive officers are listed below, along with a brief account of their business experience during the last five years. Officers are appointed annually by the Board of Directors at its first meeting following the Annual Meeting of Shareholders and from time to time at the pleasure of the Board. There are no family relationships among these officers, nor any arrangement or understanding between any such officers and any other person pursuant to which any of such officers were selected as executive officers.


Name, Age and Position              Business Experience During Past Five Years
--------------------------------------------------------------------------------

Bernard Korn, 76                    From 1996 to present, Chairman of the Board,
Chairman of the Board, President,   President and Chief Executive Officer of the
Chief Executive Officer             Company

James W. Stewart, 54
Executive Vice President,           From 1996, Executive Vice President,
Treasurer, Secretary                Treasurer and Secretary of the Company

Paul Selden, 56
President, Atlantic Hardware and    From 1996, President of Atlantic Hardware
Supply Corporation                  and Supply Corporation

William Pagano, 61                  From November 1997, President of
President,                          Universal Supply Group, Inc. Prior to
Universal Supply Group, Inc.        November 1997, self-employed attorney

Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------

         As indicated under "Information Concerning Operation of the Board of Directors and Committees" above, the Company does not have a Compensation Committee or any other committee of the Board of Directors performing equivalent functions. Decisions regarding compensation of executive officers of the Company are made by the Board of Directors. Four of the Company's executive officers, Bernard Korn, James W. Stewart, William Pagano and Paul Selden are directors of the Company. Each of these individuals participated in deliberations of the Board during the fiscal year ended December 31, 2000 concerning executive officer compensation, except that they abstained from deliberations and voting regarding their own compensation.

Board of Directors' Report On Executive Compensation
----------------------------------------------------

         The following Board of Directors' report on executive compensation and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report or the performance graph by reference therein.

         As required by the rules established by the Securities and Exchange Commission, the Board of Directors has prepared, for inclusion in this proxy statement, the following report on the compensation policies of the Board of Directors applicable to the Company's executive officers.

         The Company's executive compensation policies and programs are designed to retain talented executives and motivate them to achieve business objectives that will enhance stockholder value. The Company's compensation program for executives consists of three elements:

         -  a base salary,

         -  a performance-based annual bonus, and

         -  periodic grants of stock options.

         Base Salary
         -----------

         The salaries for the executive officers are designed to retain qualified and dedicated executive officers. The Board of Directors reviews salary recommendations made by the Company's Chief Executive Officer (CEO), and evaluates individual responsibility levels, performance and length of service.

         Annual Bonus
         ------------

         Bonus compensation provides the Company with a means of rewarding performance, based upon the attainment of corporate profitability during the year. Mr. Stewart is eligible to receive an annual bonus, based on increases in pre-tax income of the Company from a base period of the year ended December 31, 1999. He received no such bonus for the year ended December 31, 2000. Messrs. Selden and Pagano receive annual bonuses based on a percentage of earnings of their respective subsidiaries. They received bonuses of $-0- and $128,523, respectively, for the year ended December 31, 2000.

         Stock Options
         -------------

         During 2000, no stock options were granted to the Company's employees, including the executive officers.

         Chief Executive Officer's Compensation
         --------------------------------------

         The CEO's compensation was determined on the basis of the same factors utilized to compensate other executives. In addition, Mr. Korn was also entitled to an incentive compensation bonus, based on a percentage of the increase in the market capitalization of the Company for the year ended December 31, 2000. However, he has chosen to waive such bonus.

                             The Board of Directors

    Bernard Korn (Chairman)            James W. Stewart           Gerald Deutsch
    William Koon                       Ronald Miller              Jack Rose
    Carl L. Sussman                    William Pagano             Paul Selden

Executive Compensation
----------------------

The following table sets forth information about compensation paid or accrued by the Company during the fiscal years ended December 31, 2000, 1999 and 1998 to Bernard Korn, James W. Stewart, Paul Selden and William Pagano, the only officers of the Company and its subsidiaries whose compensation exceeded $100,000.

Summary Compensation Table
--------------------------

                                                              Long Term
                                      Annual Compensation    Compensation
                                                                 Stock
Name and Principal Position   Year   Salary($)  Bonus ($)      Options #
--------------------------------------------------------------------------------

Bernard Korn                  2000    250,000     --           --
Chairman of the Board,        1999    250,000     --           25,000
President, Chief Executive    1998    250,000     --           --
Officer and Director

James W. Stewart              2000    200,000     --           --
Executive Vice President,     1999    150,000    25,000        25,000
Treasurer, Secretary          1998    150,000      --          --
and Director

Paul Selden                   2000    217,000      --           --
President, Atlantic Hardware  1999    217,000   147,055        25,000
and Supply Corporation        1998    200,000   132,401        10,000

William Pagano                2000    200,000   128,523          --
President, Universal Supply   1999    100,000   100,122        20,000
Group, Inc.

Aggregated Option Exercises in Last Fiscal Year
And Fiscal Year-end Option Values
---------------------------------

The following table sets forth information concerning the value of unexercised stock options at the end of the 2000 fiscal year for the persons named in the Summary Compensation Table.

Value of
                                                Number of        Unexercised
                                               Unexercised       In-The-Money
                     Shares                     Options at        Options at
                   Acquired On      Value     Fiscal Year-End   Fiscal Year-End
                    Exercise       Realized    Exercisable/       Exercisable/
                      (#)            ($)      Unexercisable      Unexercisable
--------------------------------------------------------------------------------
Bernard Korn           0              0         87,000/0           $ 114,160/0
James W. Stewart       0              0         45,000/0           $  35,350/0
Paul Selden            0              0         45,000/0           $  19,600/0
William Pagano         0              0          4,000/20,000      $       0/0


Mr. Korn is employed pursuant to an employment agreement (the "Agreement"), expiring December 31, 2003, at an annual compensation of $250,000. In the event of Mr. Korn's death, the Agreement provides for continued compensation payments for a period of one year. In the event of Mr. Korn's disability, he will receive compensation for the balance of the term of the agreement at the rate of compensation then in effect.

Mr. Stewart is employed pursuant to an employment agreement expiring December 31, 2004 at a compensation of $200,000 per annum for the year 2001, $225,000 per annum for the years 2002 and 2003 and $250,000 per annum for the year 2004. Mr. Stewart's agreement also provides for annual incentive compensation, based on increases in pre-tax income from a base period of the year ended December 31, 1999. On March 1, Mr. Stewart voluntarily agreed to a $50,000 per annum salary deduction.

Mr. Pagano is employed pursuant to an employment agreement expiring on December 31, 2005 at a compensation of $200,000 per annum. The agreement also provides for additional incentive compensation based on a percentage of earnings, as defined, of Universal Supply Group, Inc.

Mr. Selden is currently employed by Atlantic Hardware and Supply Corporation at a compensation of $217,000 annually.

The Company paid Mr. Deutsch an aggregate of $30,000 for fees for professional services rendered to the Company and its subsidiaries during 2000.

Members of the Board of Directors, other than those employed by the Company or its subsidiaries, receive a fee of $1,000 for each meeting of the Board attended, limited to $4,000 per annum, in addition to an annual retainer of $12,000.

                                Performance Graph

                   Comparison of Five Year Cumulative Return*
                         Among Colonial Commercial Corp.
         The NASDAQ Stock Market (U.S.) Index and The Russell 2000 Index


                                - GRAPH OMITTED -




                                                    Cumulative Total Return
                              12/31/95    12/31/96    12/31/97   12/31/98   12/31/99    12/31/00
                              --------    --------    --------   --------   --------    --------

Colonial Commercial Corp.      100.00      220.00      120.00     148.00     208.00      204.03
NASDAQ Stock Market (U.S.)     100.00      123.03      150.68     212.46     394.82      237.37
Russell 2000                   100.00      116.49      142.55     138.92     168.45      163.36


                 * $100 invested on 12/31/95 in stock or index,
                      including reinvestment of dividends.
                         Fiscal year ending December 31.

The annual changes for the five-year period are based on the assumption that $100 had been invested on December 31, 1995 and that all dividends were reinvested. The total cumulative dollar returns shown on the graph represent the value that such investments would have had on December 31, 2000.

Relationship With and Ratification of Selection of Independent Auditors
-----------------------------------------------------------------------

There will be presented to the meeting for ratification the selection by the Company's Board of Directors of KPMG LLP, 1305 Walt Whitman Road, Suite 200, Melville, New York 11747 as independent public accountants for the Company for the year ending December 31, 2001. That firm has served the Company in such capacity since the Company's inception in 1964. Representatives of KPMG LLP will be present at the Annual Meeting and will be provided an opportunity to make a statement if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions raised at the Annual Meeting.

The affirmative vote of the holders of a majority of the shares of Common Stock and Convertible Preferred Stock of the Company, voting together in person or by proxy as one class, is required to ratify such selection.

Services rendered by KPMG LLP during the year ended December 31, 2000 related to the audit of the annual consolidated financial statements, reviews of the Company's quarterly financial information and consultation in connection with the Company's periodic filing of reports with the Securities and Exchange Commission. The aggregate fees charged by KPMG LLP for these services were approximately $213,000. KPMG LLP provided no other services to the Company during the year ended December 31, 2000.

The Board of Directors recommends a vote FOR the ratification of the appointment of KPMG LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001.

Shareholders Proposals for 2002 Annual Meeting
----------------------------------------------

Any shareholder proposal intended to be presented at the Company's 2002 Annual Meeting must be received by the Secretary of the Company, 3601 Hempstead Turnpike, Suite 121-I, Levittown, New York 11756-1315, no later than January 5, 2002 in order to be considered for inclusion in the proxy statement and form of proxy for such meeting.


Other Matters
-------------

Management of the Company knows of no matters to be presented at the Annual Meeting, other than the matters set forth in this proxy statement. However, if any other matters properly come before the meeting, the persons designated as proxies intend to vote such proxies in accordance with their best judgment.

                                             By Order of the Board of Directors,
                                                                James W. Stewart
Levittown, New York                                                    Secretary
April 27, 2001

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
            --------------------------------------------------------

1.       Audit Committee Purpose:

         The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

         -- Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance.

         -- Monitor the independence and performance of the Company's independent auditors.

         -- Provide an avenue of communication among the independent auditors, management and the Board of Directors.


         The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and to direct access to the independent auditors, as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting,

or other consultants or experts it deems necessary in the performance of its duties.


2.       Audit Committee Composition and Meetings:

         Audit Committee members shall meet the requirements of the NASD

Exchange. The Audit Committee shall comprise three or more directors, as determined by the Board, each of whom shall be an independent nonexecutive director, free from any relationship that would interfere with the exercise of independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise meeting the requirements of the NASD Exchange.


         Audit Committee members shall be appointed by the Board on recommendation of the Audit Committee Nominating Committee. If an Audit

Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

         The Committee shall meet at least three times annually, or more frequently, as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the independent auditors, and as a committee to discuss any matters that the

Committee, or each of these groups, believe should be discussed. In addition,

the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings, based upon the auditors' limited review procedures.


3.       Audit Committee Responsibilities and Duties:

         REVIEW PROCEDURES:

         1. Review and reassess the adequacy of this Charter at least annually.

Submit the Charter to the Board of Directors for approval and have the document published at least every three years, in accordance with Securities and Exchange

Commission regulations.


         2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles,

practices, and judgments.


         3. In consultation with the management and the independent auditors,

consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors, together with management's responses.


         4. Review with financial management and the independent auditors the company's quarterly financial results prior to the release of earnings and/or the company's quarterly financial statements prior to filing or distribution.

Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with

SAS 61 (see item 9). The Chair of the Committee may represent the entire Audit

Committee for purposes of this review.

         Independent Auditors:
         ---------------------

         1. The independent auditors are ultimately accountable to the Audit

Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors, or approve any discharge of auditors when circumstances warrant.


         2. Approve the fees and other significant compensation to be paid to the independent auditors.


         3. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.


         4. Review the independent auditors' audit plan, discuss scope,

staffing, locations, reliance upon management and general audit approach.


         5. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.


         6. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.



         Internal Audit Department and Legal Compliance
         ----------------------------------------------

         1. At the present time, the Company has no internal audit department.


         2. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.


         Other Audit Committee Responsibilities:
         ---------------------------------------

         1. Annually prepare a report to shareholders as required by the

Securities and Exchange Commission. The report should be included in the

Company's annual proxy statements.

         2. Perform any other activities consistent with this Charter, the

Company's by-laws and governing law, as the Committee or the Board deems necessary or appropriate.


         3. Maintain minutes of meetings and periodically report to the Board of

Directors on significant results of the foregoing activities.

                            COLONIAL COMMERCIAL CORP.
                                  COMMON STOCK
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Bernard Korn, James W. Stewart and Paul Selden, and each of them jointly and severally, proxies, with full power of substitution and revocation, to vote on behalf of the undersigned all shares of Common Stock of Colonial Commercial Corp. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on June 13, 2001 or any adjournments thereof.

                         Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Shareholders
                            COLONIAL COMMERCIAL CORP.
                                  COMMON STOCK

                                  June 13, 2001
      --
A /X/ Please mark your votes as in this example.


1. Election of Directors: Nominees for Common Stock Directors: Gerald S. Deutsch, Bernard Korn, Paul Selden, James W. Stewart, Carl L. Sussman For, except vote withheld from the following nominee(s):

     ---------------------------------------------

        FOR                      WITHHELD
       ----                        ----
      /----/                      /----/

2. Proposal to ratify the selection of KPMG LLP as independent public accountants of the Company for the fiscal year ending December 31, 2001:

         FOR                  AGAINST                 ABSTAIN
        ----                   ----                    ----
       /____/                / __  /                   /___/



3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF MESSRS. DEUTSCH, KORN, SELDEN, STEWART AND SUSSMAN AND THE RATIFICATION OF THE SELECTION OF KPMG LLP.

Please mark, date, sign and return this proxy in the enclosed envelope.



Signatures__________________________ Date_______________

Signatures_________________________Date___________
Note: Please sign exactly as ownership appears on this proxy. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                            COLONIAL COMMERCIAL CORP.
                           CONVERTIBLE PREFERRED STOCK
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Bernard Korn, James W. Stewart and Paul Selden, and each of them jointly and severally, proxies, with full power of substitution and revocation, to vote on behalf of the undersigned all shares of Convertible Preferred Stock of Colonial Commercial Corp. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on June 13, 2001 or any adjournments thereof.

                         Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Shareholders
                            COLONIAL COMMERCIAL CORP.
                           CONVERTIBLE PREFERRED STOCK

                                  June 13, 2001
      --
A /X/ Please mark your votes as in this example.


1.   Election of Directors:     Nominees for Preferred Stock Directors:
     William Koon, Ronald Miller, Jack Rose, William Pagano

       For, except vote withheld from the following nominee(s):

           ---------------------------------------------

        FOR                               WITHHELD
        ----                                ----
       /----/                              /----/

2. Proposal to ratify the selection of KPMG LLP as independent public accountants of the Company for the fiscal year ending December 31, 2001:

         FOR                  AGAINST                 ABSTAIN
        ----                   ----                    ----
       /____/                / __  /                   /___/


3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF MESSRS. WILLIAM KOON, RONALD MILLER, JACK ROSE, WILLIAM PAGANO AND THE RATIFICATION OF THE SELECTION OF KPMG LLP.

Please mark, date, sign and return this proxy in the enclosed envelope.


Signatures__________________________ Date_______________

Signatures_________________________Date___________

Note: Please sign exactly as ownership appears on this proxy. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.